SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: November 14, 2000

                Date of earliest event reported: November 3, 2000

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



Delaware                                1-11166                 13-3623351
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


1290 Avenue of the Americas
New York, New York                                                 10104
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(Address of principal executive offices)                         (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 3, 2000, AXA Financial, Inc. (the "Registrant") completed the previously announced sale of all of the outstanding shares of common stock of the series designated Donaldson, Lufkin & Jenrette, Inc.--DLJ Common Stock, par value $.10 per share (the "Shares"), of Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation ("DLJ"), owned by it, to Credit Suisse Group, a corporation organized under the laws of Switzerland ("CSG"), as reported in the Registrant's Form 10-Q for the period ended September 30, 2000. The sale was completed pursuant to the Stock Purchase Agreement, dated as of August 30, 2000, among CSG, AXA, The Equitable Life Assurance Society of the United States ("ELAS"), AXA Participations Belgium ("AXA Belgium"), and the Registrant (as amended on October 6, 2000, the "Agreement"). The terms of the Agreement were determined by arm's length negotiations between CSG, AXA, which is the parent company of the Registrant, ELAS, AXA Belgium and the Registrant. According to the terms of the Agreement, the Registrant, together with ELAS, received approximately $2.3 billion in cash and approximately 25 million registered shares, nominal value CHF 20 per share, of CSG in consideration for approximately 88.6 million Shares owned by the Registrant and ELAS.

     The Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, is incorporated by reference in this response to Item 2. An amendment to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2, is also incorporated by reference in this response to Item 2.

     Henri Hottinguer, a member of the Supervisory Board of AXA, is a Chairman of the Supervisory Board of Credit Suisse Hottinguer Paris, an indirect subsidiary of CSG. Credit Suisse Hottinguer Paris made two personal loans in the aggregate amount of Euro 657,000 to Denis Duverne, a director of ELAS, in December of 1999. The full amounts of the loans remain outstanding and are subject to interest at the rates of 50 basis points over LIBOR and 55 basis points over LIBOR, respectively. Other than the relationships referred to in the two immediately preceding sentences, there are no material relationships between the Registrant and CSG or any of their respective directors, officers or affiliates.

     Audited consolidated financial statements and financial statement schedules of the Registrant as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, reflecting DLJ as a discontinued operation, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations and the Selected Consolidated Financial Information, are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

ITEM 5.  OTHER EVENTS

     On November 3, 2000, the Registrant issued a press release announcing that it had completed the sale of the Shares. A copy of that press release is attached hereto as Exhibit 99.5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

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

     2.1 Stock Purchase Agreement, dated as of August 30, 2000, among CSG, AXA, ELAS, AXA Belgium and the Registrant.

     2.2 Letter Amendment, dated as of October 6, 2000, to Stock Purchase Agreement, among CSG, AXA, ELAS, AXA Belgium and the Registrant.

     99.1 Audited consolidated financial statements of the Registrant as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999.

     99.2 Audited consolidated financial statement schedules of the Registrant.

     99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.4 Selected Consolidated Financial Information.

     99.5 Press release, dated November 3, 2000, announcing the completion of the sale of the Shares.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  November 14, 2000                By: /s/ Kevin R. Byrne
                                        ---------------------------
                                        Name: Kevin R. Byrne
                                        Title: Senior Vice President
                                        and Treasurer
                                        (Duly Authorized Officer)

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


                                  Exhibit Index

Exhibit                                     Exhibit
Number                                      Description
------                                      -----------

     2.1 Stock Purchase Agreement, dated as of August 30, 2000, among CSG, AXA, ELAS, AXA Belgium and the Registrant.

     2.2 Letter Amendment, dated as of October 6, 2000, to Stock Purchase Agreement, among CSG, AXA, ELAS, AXA Belgium and the Registrant.

     99.1 Audited consolidated financial statements of the Registrant as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999.

     99.2 Audited consolidated financial statement schedules of the Registrant.

     99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.4 Selected Consolidated Financial Information.

     99.5 Press release, dated November 3, 2000, announcing the completion of the sale of the Shares.



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